GMO TRUST

GMO Multi-Asset Credit Fund

Supplement dated April 30, 2025 to the

Summary Prospectus, dated December 21, 2024

The section appearing on page 5 of the Summary Prospectus captioned “Management of the Fund” is replaced in its entirety with the following:

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Developed Rates and FX	Joe Auth (since the Fund’s inception in 2025)	Head, Developed Fixed Income Team, GMO.

Developed Rates and FX	Kevin Breaux (since the Fund’s inception in 2025)	Portfolio Manager, Developed Rates and FX Team, GMO.